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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1998

                         THE PEREGRINE REAL ESTATE TRUST
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             (Exact name of registrant as specified in its charter)


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
          California                             0-9097                            94-2255677
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(State or other jurisdiction of         (Commission File Number)        (I.R.S. Employer Identification
incorporation or organization)                                                      Number)

              1300 Ethan Way, Suite 200
               Sacramento, California                                         95825
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      (Address of principal executive offices)                              (Zip Code)
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                                 (916) 929-8244
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              (Registrant's telephone number, including area code)


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                         THE PEREGRINE REAL ESTATE TRUST

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On July 1, 1998, pursuant to a purchase and sale agreement, as amended, (the "Agreement of Purchase and Sale"), The Peregrine Real Estate Trust (the "Trust") purchased a full service 191 room hotel located in Concord, California for $9,000,000. The purchase price for the Concord hotel was determined based on an analysis of the market as well as the historical performance of the hotel. Funding for the hotel acquisition was provided from borrowings under the Trust's existing $20,000,000 credit facility (the "Credit Facility"). Attached hereto as Exhibits 2.1 through 2.3 is the Agreement of Purchase and Sale.

ITEM 5. OTHER EVENTS

        On June 30, 1998, the Trust and the noteholders that are party to the Trust's Senior Credit Agreement executed a Fourth Amendment to Second Amended and Restated Note Agreement to permit the Trust to use the proceeds from the Credit Facility to acquire the hotel and enter into an amendment to the existing Credit Facility for additional borrowing capacity. Attached hereto as Exhibit
10.18 is the Fourth Amendment to Second Amended and Restated Note Agreement. The Trust anticipates that it will enter into an amendment of the Credit Facility with its lender, Fleet Capital Corporation ("Fleet"), to provide an additional $7,500,000 of borrowing capacity; however, there can be no assurance that an agreement will be entered into or financing will be provided by Fleet or an alternative lender. Under the existing $20,000,000 Credit Facility the Trust currently has approximately $2,500,000 of available borrowing capacity. After amendment, the Trust's total borrowing capacity under the Credit Facility will be $27,500,000 which will bring the total current available borrowing capacity to approximately $10,000,000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits

                2.1 Agreement of Purchase and Sale dated March 23, 1998, by and between Jeannette Nebout and Pierre Nebout, as Trustees of the Pierre Nebout and Jeannette Nebout Inter Vivos Revocable Trust dated July 20, 1995, as Seller and The Peregrine Real Estate Trust as Buyer.

                2.2 First Amendment to Agreement of Purchase and Sale dated March 23, 1998, by and between Jeannette Nebout and Pierre Nebout, as Trustees of the Pierre Nebout and Jeannette Nebout Inter Vivos Revocable Trust dated July 20, 1995, as Seller and The Peregrine Real Estate Trust as Buyer, dated May 18, 1998.


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                2.3     Second Amendment to Agreement of Purchase and Sale dated
        March 23, 1998, by and between Jeannette Nebout and Pierre Nebout, as Trustees of the Pierre Nebout and Jeannette Nebout Inter Vivos Revocable Trust dated July 20, 1995, as Seller and The Peregrine Real Estate Trust as Buyer, dated June 22, 1998.

                10.17 Third Amendment to the Second Amended and Restated Note Agreement dated May 1, 1998, by and among The Peregrine Real Estate Trust, the Noteholders Named Therein, and The Prudential Insurance Company of America as Agent for the Noteholders.

                10.18 Fourth Amendment to the Second Amended and Restated Note Agreement dated June 30, 1998, by and among The Peregrine Real Estate Trust, the Noteholders Named Therein, and The Prudential Insurance Company of America as Agent for the Noteholders.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE PEREGRINE REAL ESTATE TRUST
                                     Registrant


Date: July 15, 1998                  /s/ Larry Knorr
                                     -----------------------------------------
                                     Larry Knorr
                                     Vice President and Chief Accounting Officer


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                               INDEX TO EXHIBITS


        2.1 Agreement of Purchase and Sale dated March 23, 1998, by and between Jeannette Nebout and Pierre Nebout, as Trustees of the Pierre Nebout and Jeannette Nebout Inter Vivos Revocable Trust dated July 20, 1995, as Seller and The Peregrine Real Estate Trust as Buyer.

        2.2 First Amendment to Agreement of Purchase and Sale dated March 23, 1998, by and between Jeannette Nebout and Pierre Nebout, as Trustees of the Pierre Nebout and Jeannette Nebout Inter Vivos Revocable Trust dated July 20, 1995, as Seller and The Peregrine Real Estate Trust as Buyer, dated May 18, 1998.

        2.3 Second Amendment to Agreement of Purchase and Sale dated March 23, 1998, by and between Jeannette Nebout and Pierre Nebout, as Trustees of the Pierre Nebout and Jeannette Nebout Inter Vivos Revocable Trust dated July 20, 1995, as Seller and The Peregrine Real Estate Trust as Buyer, dated June 22, 1998.

        10.17 Third Amendment to the Second Amended and Restated Note Agreement dated May 1, 1998, by and among The Peregrine Real Estate Trust, the Noteholders Named Therein, and The Prudential Insurance Company of America as Agent for the Noteholders.

        10.18 Fourth Amendment to the Second Amended and Restated Note Agreement dated June 30, 1998, by and among The Peregrine Real Estate Trust, the Noteholders Named Therein, and The Prudential Insurance Company of America as Agent for the Noteholders.